Exhibit 10.2
SEVENTH AMENDMENT
    SEVENTH AMENDMENT dated as of May 21, 2021 (this “Agreement”) to the Second Amended and Restated Credit Agreement dated as of June 5, 2015 (as amended by that certain First Amendment dated as of August 5, 2016, that certain Second Amendment dated as February 21, 2017, that certain Third Amendment dated as of August 22, 2017, that certain Fourth Amendment dated as of September 22, 2017, that certain Fifth Amendment dated as of April 2, 2018, that certain Sixth Amendment dated as of November 22, 2019 and as further amended, restated, supplemented or otherwise modified to date, the “Credit Agreement”), by and among ASGN Incorporated, a Delaware corporation (the “Borrower”), each Lender party from time to time thereto (including, without limitation, each Lender executing an Authorization (as defined below)), and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Statement of Purpose

    WHEREAS the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement, pursuant to which the Lenders have extended certain credit facilities to the Borrower.

WHEREAS in connection with the Credit Agreement, the Borrower and the Subsidiary Guarantors entered into that certain Third Amended and Restated Security Agreement dated as of April 2, 2018 (as amended, restated, supplemented or otherwise modified to date, the “Security Agreement”) by and among the Borrower and the Subsidiary Guarantors in favor of the Administrative Agent.
WHEREAS the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement and the Security Agreement as more specifically set forth herein.
    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.    Capitalized Terms. All capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.
2.    Amendments to the Credit Agreement and Security Agreement.
(a)    Section 1.01 of the Credit Agreement is hereby amended by:
    (i)     amending and restating the following definitions in their entireties as follows:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“ECF Percentage” means, with respect to any determination of Excess Cash Flow, (a) 50% if the Consolidated Secured Leverage Ratio is greater than or equal to 3.00 : 1.00 as of the last day of the fiscal year most recently ended prior to such determination, (b) 25% if the Consolidated Secured Leverage Ratio is less than 3.00 : 1.00 but greater than or equal to 2.50 : 1.00 as of the last day of such fiscal year, and (c) 0% if the Consolidated Secured Leverage Ratio is less than 2.50 : 1.00 as of the last day of such fiscal year.
“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
    (ii)    adding the following new definitions in appropriate alphabetical order:
    “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Announcements” has the meaning specified in Section 1.08.
“Electronic Record” has the meaning specified in, and shall be interpreted in accordance with, 15 U.S.C. 7006.
“Electronic Signature” has the meaning specified in, and shall be interpreted in accordance with, 15 U.S.C. 7006.
“FCA” has the meaning specified in Section 1.08.
“IBA” has the meaning specified in Section 1.08.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
(iii)     deleting “two,” in the definition of “Interest Period”.

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(iv)    deleting the reference to “the greater of (x) $40,000,000 and (y) 10% of Consolidated EBITDA” in clause (e) of the definition of “Permitted Acquisition” and replacing it with “the greater of (x) $100,000,000 and (y) 20% of Consolidated EBITDA”.
(b)    Section 1.08 of the Credit Agreement is hereby amended and restated in its entirety by the following:
“1.08 Rates. The interest rate on Eurodollar Rate Loans and Base Rate Loans (when determined by reference to clause (c) of the definition of Base Rate) may be determined by reference to the Eurodollar Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, ICE Benchmark Administration (“IBA”), the administrator of the London interbank offered rate, and the Financial Conduct Authority (the “FCA”), the regulatory supervisor of IBA, announced in public statements (the “Announcements”) that the final publication or representativeness date for the London interbank offered rate for Dollars for: (a) 1-week and 2-month tenor settings will be December 31, 2021 and (b) overnight, 1-month, 3-month, 6-month and 12-month tenor settings will be June 30, 2023. No successor administrator for IBA was identified in such Announcements. As a result, it is possible that commencing immediately after such dates, the London interbank offered rate for such tenors may no longer be available or may no longer be deemed a representative reference rate upon which to determine the interest rate on Eurodollar Rate Loans or Base Rate Loans (when determined by reference to clause (c) of the definition of Base Rate). There is no assurance that the dates set forth in the Announcements will not change or that IBA or the FCA will not take further action that could impact the availability, composition or characteristics of any London interbank offered rate. Public and private sector industry initiatives have been and continue, as of the date hereof, to be underway to implement new or alternative reference rates to be used in place of the London interbank offered rate. In the event that the London interbank offered rate or any other then-current benchmark is no longer available or in certain other circumstances set forth in Section 3.03(b), such Section 3.03(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will notify the Borrower, pursuant to Section 3.03(b), of any change to the reference rate upon which the interest rate on Eurodollar Rate Loans and Base Rate Loans (when determined by reference to clause (c) of the definition of Base Rate) is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (i) the administration of, submission of, calculation of or any other matter related to the London interbank offered rate or other rates in the definition of “Eurodollar Rate” or with respect to any alternative, comparable or successor rate thereto, or replacement rate thereof (including any then-current benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement reference rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 3.03(b), will be similar to, or produce the same value or economic equivalence of, Eurodollar Rate or any other benchmark, or have the same volume or liquidity as did the London interbank offered rate or any other benchmark prior to its discontinuance or unavailability, or (ii) the effect, implementation or composition of any Benchmark Replacement Conforming Changes.”
(c)    Section 3.03(b) of the Credit Agreement is amended by adding the following new clause (v) thereto as follows:
(v)    London Interbank Offered Rate Benchmark Transition Event. The parties hereto agree and acknowledge that the Announcements resulted in the occurrence of a Benchmark

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Transition Event with respect to the London interbank offered rate pursuant to the terms of this Agreement and that any obligation of the Administrative Agent to notify any parties of such Benchmark Transition Event pursuant to clause (iii) of this Section 3.03(b) shall be deemed satisfied.
(d)    Section 5.01 of the Credit Agreement is hereby amended by deleting the reference therein to “EEA Financial Institution” and replacing it with “Affected Financial Institution”.
(e)     Section 6.02 of the Credit Agreement is hereby amended by (i) deleting clause (l) in its entirety, (ii) adding “and” at the end of clause (j) and (iii) replacing the “; and” at the end of clause (k) with a period.
(f)    Section 6.12 of the Credit Agreement is hereby amended by (i) deleting the reference to “30 days” in clause (a) thereof and replacing it with “45 days” and (ii) deleting the final proviso of clause (a) thereof and replacing it with the following:
“provided further that (I) any Loan Party that pledges the Equity Interests of any Foreign Subsidiary shall only be required to execute a pledge governed by any foreign Laws and (II) any Foreign Subsidiary that is not an Excluded Foreign Subsidiary or Immaterial Subsidiary shall only be required to enter into a guaranty or guaranty agreement supplement or take any action to pledge its assets under the Collateral Documents if, (A) in each case, (1) the Administrative Agent reasonably determines that the benefits to the Lenders of having such a pledge by such Loan Party governed by foreign Laws or having a Foreign Subsidiary enter into such guaranty or guaranty supplement and pledge its assets outweighs the cost to the Borrower and its Subsidiaries of such actions, and (2) the Administrative Agent requests such foreign Law pledge, guaranty, guaranty supplement and/or pledge and (B) in the case of clause (I), such Foreign Subsidiary together with its Subsidiaries represents more than five percent (5%) of the Consolidated total assets of the Borrower and its Subsidiaries as determined as of the most recent fiscal quarter or end for which financial statements have been delivered hereunder.”
(g)    Section 7.03 of the Credit Agreement is hereby amended by deleting the reference to “the greater of (x) $40,000,000 and (y) 10% of Consolidated EBITDA” in clause (c)(iv) thereof and replacing it with “the greater of (x) $100,000,000 and (y) 20% of Consolidated EBITDA”.
(h)    Section 7.05 of the Credit Agreement is amended by deleting the phrase “or enter into any agreement to make any Disposition” from the lead in to such Section.
(i)    Section 10.18 of the Credit Agreement is hereby amended and restated as follows:
“10.18 Electronic Execution. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform

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Electronic Transactions Act.  Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention.  Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that  without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (b) upon the request of the Administrative Agent or any other party hereto, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof.  Without limiting the generality of the foregoing, each party hereto hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Loan Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto)  shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto.”
(j)    The definition of “Specified Accounts” in the Security Agreement is hereby amended by deleting the reference therein to “$3,000,000” and replacing it with “$10,000,000”.

(k)    Exhibit D to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit I.

3.    Conditions to Effectiveness. Upon the satisfaction or waiver of each of the following conditions, this Agreement shall be deemed to be effective (the date of such satisfaction, the “Effective Date”):

(a)    the Administrative Agent shall have received (i) an executed signature page to this Agreement or a written authorization directing the Administrative Agent to execute this Agreement on its behalf (each, an “Authorization”) from Lenders that constitute Required Lenders and (ii) an executed signature page to this Agreement from the Borrower;

(b)    the Administrative Agent shall have received counterparts of the Acknowledgment and Reaffirmation attached hereto executed by each Subsidiary Guarantor;

(c)    each of the Administrative Agent and Wells Fargo Securities, LLC (“WFS”) shall have been paid or reimbursed for all fees and reasonable and documented out-of-pocket costs and expenses incurred by it or its Affiliates in connection with this Agreement, including, without limitation and without duplication, (i) those set forth in the letter agreement dated as of May 13, 2021 between WFS and the Borrower and (ii) the reasonable and documented fees, disbursements and other charges of one counsel for the Administrative Agent and its Affiliates, in each case, to the extent invoiced at least one (1) Business Day prior to the Effective Date;

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(d)    the Borrower shall have paid to WFS a fee equal to 0.05% of the aggregate outstanding principal amount of Term Loans and Revolving Credit Commitments held (as reflected in the Register as of such date and time) by all Lenders that have provided (and not withdrawn) their consent to this Agreement (collectively, the “Consenting Lenders”) on or prior to 4:00 p.m., New York City time, on May 20, 2021, which fee shall be paid to WFS, for the account of the Consenting Lenders, and WFS shall further distribute such fee to the Consenting Lenders on pro rata basis determined based on each Consenting Lender’s respective percentage of all Term Loans and Revolving Credit Commitments held by Consenting Lenders as of such date and time (as reflected in the Register); and

    (e)    each of the representations and warranties set forth in this Agreement and the Acknowledgment and Reaffirmation shall be true and correct.
Without limiting the generality of the provisions of Section 9.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3 or otherwise, each Lender that has signed this Agreement or an Authorization shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.
4.    Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Agreement shall not be deemed (a) to be a waiver of, consent to, or a modification or amendment of any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any other Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby. Without limiting the generality of the foregoing, the execution and delivery of this Agreement shall not constitute a novation of any indebtedness or other obligations owing to the Lenders or the Administrative Agent under the Credit Agreement based on facts or events occurring or existing prior to the execution and delivery of this Agreement.

5.    Representations and Warranties. The Borrower represents and warrants that (a) it has the corporate power and authority to execute, deliver and perform this Agreement, (b) it has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, (c) this Agreement has been duly executed and delivered on behalf of the Borrower, (d) this Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization,

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moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) after giving effect to this Agreement, each of the representations and warranties made by it in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the Effective Date as if made on and as of the Effective Date, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects) as of such earlier date and (f) after giving effect to this Agreement, no Default shall have occurred and be continuing.

    6.    Reaffirmation. By its execution hereof, Borrower hereby expressly (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Agreement shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

    7.    Execution in Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of an original executed counterpart hereof.

8.    Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
    9.    Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Amendment is a Loan Document and is subject to the terms and conditions of the Credit Agreement.
    10.    Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.
[Signature Pages Follow]

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    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWER:    ASGN INCORPORATED, as Borrower

By:
Name: James L. Brill
Title: Treasurer

ASGN Incorporated
Seventh Amendment
Signature Page

ADMINISTRATIVE AGENT:    WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By:
Name:
Title:

ASGN Incorporated
Seventh Amendment
Signature Page

REVOLVING CREDIT LENDERS:    [INSERT LEGAL NAME], as a Lender

By:
Name:
Title:
ASGN Incorporated
Seventh Amendment
Signature Page

AUTHORIZATION AND CONSENT – TERM B LENDERS

ASGN Incorporated Seventh Amendment

Wells Fargo Bank, National Association,
as Administrative Agent under the Credit Agreement (as defined below)
MAC D1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Re:    Seventh Amendment to be dated on or about May 20, 2021 (the “Amendment”) by and among ASGN Incorporated, a Delaware corporation (the “Company”), the lenders from time to time party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), which amends that certain Second Amended and Restated Credit Agreement dated as of June 5, 2015 (as previously amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among, the Company, the Lenders and the Administrative Agent. All capitalized undefined terms used in this Authorization and Consent shall have the meanings assigned thereto in the Amendment.

This Authorization and Consent acknowledges our receipt and review of the execution copy of the Amendment in the form posted on the ASGN Incorporated SyndTrak Online workspace or otherwise distributed to us. By executing this Authorization and Consent, we hereby approve the Amendment and authorize the Administrative Agent to execute and deliver the Amendment on our behalf.

Each financial institution purporting to be a Lender and executing this Authorization and Consent agrees or reaffirms that it shall be a party to the Amendment and the other Loan Documents to which Lenders are parties and shall have the rights and obligations of a “Lender” (as defined in the Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender” under each such agreement and agrees to execute any additional documents reasonably requested by the Administrative Agent to evidence such financial institution’s rights and obligations under the Credit Agreement.

[Insert name of applicable fund or financial institution] By: Name: Title:

ACKNOWLEDGMENT AND REAFFIRMATION

May 21, 2021

    By its execution hereof, each Subsidiary Guarantor hereby expressly (a) represents and warrants that (i) it has the corporate or limited liability company, as applicable, power and authority to execute, deliver and perform this Acknowledgment and Reaffirmation, (ii) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Acknowledgment and Reaffirmation, (iii) this Acknowledgment and Reaffirmation has been duly executed and delivered on behalf of such Person, and (iv) this Acknowledgment and Reaffirmation constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (b) consents to the Seventh Amendment dated as of the date hereof, by and among ASGN Incorporated, a Delaware corporation, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent for the lenders (the “Agreement”; all capitalized undefined terms used herein shall have the meanings assigned in the Agreement and if not defined in the Agreement, shall have the meanings assigned thereto in the Credit Agreement) and (c) acknowledges that the covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect. In furtherance of the foregoing, each Subsidiary Guarantor (i) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agrees that the Agreement shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

[Signature Page Follows]

SUBSIDIARY GUARANTORS:    CREATIVE CIRCLE, LLC

By:    ASGN Incorporated, as sole member

By: ___________________________________
Name: James L. Brill
Title: Treasurer

CYBERCODERS, INC.

By: ___________________________________
Name: Jennifer Hankes Painter
Title:     Secretary

APEX SYSTEMS, LLC
OXFORD GLOBAL RESOURCES, LLC

By: ___________________________________
Name: James L. Brill
Title:     Treasurer

CYBERCODERS STAFFING SERVICES, LLC

By:    CyberCoders, Inc., as sole member

By: ___________________________________
Name: Jennifer Hankes Painter
Title: Secretary

ASGN Incorporated
Seventh Amendment Acknowledgment/Reaffirmation
Signature Page

ECS FEDERAL, LLC

By: ___________________________________
Name: James L. Brill
Title:     Treasurer

INFORELIANCE LLC

By:    ECS Federal, LLC, as sole member

By: ___________________________________
Name: James L. Brill
Title: Treasurer

INTEGRATED SOLUTIONS MANAGEMENT, INC.

By: ___________________________________
Name: James L. Brill
Title:     Treasurer

SKYRIS LLC

By: ___________________________________
Name: James L. Brill
Title:     Treasurer

DHA GROUP, INC.

By: ___________________________________
Name: James L. Brill
Title:     Treasurer

DHA AMERICAN OPERATIONS, LLC

By: ___________________________________
Name: Jennifer Hankes Painter
Title:     Manager
ASGN Incorporated
Seventh Amendment Acknowledgment/Reaffirmation
Signature Page

LEAPFROG SYSTEMS, INC.

By: ___________________________________
Name: Jennifer Hankes Painter
Title:     Secretary

ASGN Incorporated
Seventh Amendment Acknowledgment/Reaffirmation
Signature Page

This document is the form of certificate that the Company will provide annually to the Administrative Agent to show that it is in compliance with the terms of the Second Amended and Restated Credit Agreement, as amended from time to time.